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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                        --------------------------------

                                    FORM 8-K


                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): March 28, 2006

                              GENESIS ENERGY, L.P.
             (Exact name of registrant as specified in its charter)


        Delaware                      1-12295                76-0513049
(State or other jurisdiction of    (Commission             (I.R.S. Employer
incorporation or organization)     File Number)           Identification No.)


   500 Dallas, Suite 2500, Houston, Texas                      77002
  (Address of principal executive offices)                  (Zip Code)


                          (713) 860-2500 (Registrant's
                     telephone number, including area code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

___  Written communications pursuant to Rule 425 under the Securities
      Act (17 CFR 230.425)

___  Soliciting material pursuant to Rule 14a-12 under the Exchange
      Act (17 CFR 240-14a-12)

___ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

___ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c)




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Item 8.01.  Other Items.

     We are filing the audited balance sheet of Genesis Energy, Inc. as of December 31, 2005, which is included as Exhibit 99.1 to this current report. Genesis Energy, Inc. is the general partner of Genesis Energy, L.P.

Item 9.01.  Financial Statements and Exhibits

     (c)  Exhibits

            The following materials are filed as exhibits to this Current Report on Form 8-K.

            Exhibit.

            23.1     Consent of Independent Registered Public Accounting Firm

            99.1 Genesis Energy, Inc. Audited Balance Sheet as of December 31, 2005 and Independent Auditors' Report.



                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                          GENESIS ENERGY, L.P.
                                         (A Delaware Limited Partnership)

                                          By:   GENESIS ENERGY, INC., as
                                                    General Partner


Date:  March 28, 2006                     By:     /s/  ROSS A. BENAVIDES
                                              ------------------------------
                                                  Ross A. Benavides
                                                  Chief Financial Officer